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                           WFASC MORTGAGE LOAN POOL
                      10-YEAR THROUGH 15-YEAR FIXED RATE
                         NON-RELOCATION/RELO MORTGAGES
                             WFASC SERIES 2000-11
                           POOL PROFILE (9/21/2000)

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                                        -----------------     -----------------
                                               BID                TOLERANCE
                                        -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                 $200,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Oct-00
INTEREST RATE RANGE                       6.250% - 9.75%
GROSS WAC                                          8.20%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                             1.7 bps
WAM (in months)                                      178          (+/- 2 month)

WALTV                                                72%          (maximum 80%)

CALIFORNIA %                                         20%          (maximum 30%)
SINGLE LARGEST ZIP CODE CONCENTRATION                 2%          (maximum  5%)

AVERAGE LOAN BALANCE                            $375,000     (maximum $385,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,200,000   (maximum $1,700,000)

CASH-OUT REFINANCE %                                 12%         (maximum  15%)

PRIMARY RESIDENCE %                                  90%          (minimum 85%)

SINGLE-FAMILY DETACHED %                             91%          (minimum 85%)

FULL DOCUMENTATION %                                 80%          (minimum 75%)

PREPAYMENT PENALTY %                                  0%           (maximum 3%)

UNINSURED > 80% LTV %                                 2%           (maximum 3%)

TEMPORARY BUYDOWNS                                    0%          (maximum  3%)




 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFASC MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                          NON-RELOCATION/RELO MORTGAGES
                              WFASC SERIES 2000-11
                               PRICING INFORMATION

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RATING AGENCIES                            TBD by Wells Fargo

PASS THRU RATE                                         7.25%            7.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.22%            0.50%

PRICING DATE                                             TBD

FINAL STRUCTURE DUE DATE                           16-Oct-00          9:00 AM

SETTLEMENT DATE                                    27-Oct-00

ASSUMED SUB LEVELS                                       AAA           2.250%
                                                          AA           1.400%
                                                           A           0.900%
                                                         BBB           0.550%
                                                          BB           0.250%
                                                           B           0.150%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*    THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFASC may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-07. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFASC CONTACTS                             Brad Davis (301) 846-8009
                                           Lori Maller (301) 846-8185


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